UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	27-2004382
(State or other jurisdiction	IRS Employer
of incorporation or organization)	Identification No.)

11055 Flintkote Avenue, Suite B

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On October 21, 2013, Trovagene, Inc. (the “Company”) issued a press release announcing that study findings presented today at the American Association for Cancer Research, National Cancer Institute and European Organisation for Research and Treatment of Cancer International Conference on Molecular Targets and Cancer Therapeutics in Boston, MA demonstrate that the Company’s novel, non-invasive oncogene mutation detection technology can be a clinically useful cancer-monitoring tool.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The study findings are presented in two abstracts which are furnished as Exhibit 99.2 and 99.3 to this Current Report on Form 8-K.

The information disclosed under this Item 8.01, including Exhibit 99.1, 99.2 and 99.3 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

99.1                        Press Release dated October 21, 2013

99.2                        Abstract entitled “Detection and monitoring of BRAF and KRAS mutations in cell-free urinary DNA of metastatic cancer patients by digital droplet PCR”

99.3                        Abstract entitled “Non-invasive tumor mutation detection of cell-free urinary DNA using massively parallel deep DNA sequencing”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                                 October 21, 2013

TROVAGENE, INC.

By:	/s/ Antonius Schuh
Antonius Schuh
Chief Executive Officer